Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED LOAN AND EXECUTIVE LOAN AGREEMENT

This First Amendment (this “Agreement”) to the Amended and Restated Senior Secured Loan and Executive Loan Agreement is made as of December 29, 2023, by and among (i) EVO TRANSPORTATION & ENERGY SERVICES, INC., a Delaware corporation having its principal office at 2075 West Pinnacle Peak Rd., Suite 130, Phoenix AZ 85027 (“Borrower”), and each subsidiary of Borrower listed on the signature pages hereto or that after the date hereof delivers such a signature page (each a “Guarantor”, collectively, the “Guarantors” and, together with Borrower, the “Loan Parties” and each a “Loan Party”), (ii) ANTARA CAPITAL MASTER FUND LP and/or one or more managed funds or accounts (the “Antara Lender”), and (iii) CORBIN ERISA OPPORTUNITY FUND LTD and/or one or more managed funds or accounts (the “CEOF Lender” and, together with the Antara Lender, the “Lenders” and each, a “Lender”). Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, the Loan Parties are indebted to the Lenders and each lender listed on Schedule I of the Loan Agreement (as defined below) (each, an “Executive Lender” and together, the “Executive Lenders”) pursuant to that certain Amended and Restated Senior Secured Loan and Executive Loan Agreement dated December 23, 2022 (the “Loan Agreement”).

WHEREAS, the Loan Parties and the Lenders wish to extend the “Maturity Date” (as defined in the Loan Agreement) of the Loan from December 29, 2023 to February 29, 2024 upon satisfaction of the terms and conditions set forth in this Agreement.

WHEREAS, the Loan Parties and the Lenders wish to extend the “Executive Loan Maturity Date” (as defined in the Loan Agreement) of the Executive Loans from January 5, 2024 to March 5, 2024 upon satisfaction of the terms and conditions set forth in this Agreement.

WHEREAS, the parties to this Agreement (the “Parties”) desire to memorialize the aforementioned extensions as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the Parties hereby agree as follows:

1.	Extension of the Loan Maturity Date. Effective upon the date of this Agreement, the Loan Agreement is amended to extend the “Maturity Date” from December 29, 2023 to February 29, 2024.

2.

Extension of each Executive Loan Maturity Date. Effective upon the date of this Agreement, the Loan Agreement is amended to extend each “Executive Loan Maturity Date” from January 5, 2024 to March 5, 2024.

3.

Hudson Park Loan. The Lenders consent to the payment by the Company of $74,170.64 to the Hudson Park Lender, which represents all amounts outstanding with respect to the Hudson Park Loan, on December 29, 2023, notwithstanding the extension of the Loan Maturity Date and without any payment by the Company to the Antara Lender with respect to the Antara Loan or to the CEOF Lender with respect to the CEOF Loan.

4.

Representations. The Loan Parties hereby represent and warrant to each Lender and each Executive Lender as of the date hereof that each of the representations and warranties made by any Loan Party in the Loan Agreement have been and remain true and correct in all material respects as if remade on the date hereof, subject to changes to such representations and warranties set forth on Exhibit A attached hereto (the “Representation Updates”). None of the Representation Updates are the result of any breach of a covenant of any Loan Party under the Loan Agreement, nor do they result from or in any Event of Default. Neither the execution, delivery or performance of this Agreement nor any other agreement or instrument contemplated hereby will (a) violate any applicable law in any material respect, (b) violate the organizational documents of any Loan Party, or (c) breach, violate or result in a default, or give rise to a termination, cancellation, acceleration or other right or remedy, under any material agreement, instrument or other contractual obligation of any Loan Party.

5.	Full Force and Effect. Except as specifically set forth herein, all of the terms and conditions of the Loan Agreement are unmodified and remain in full force and effect.

6.

No Novation. The Parties do not intend the terms of this Agreement to be construed as a novation of any of the obligations owing by the Loan Parties under or in connection with the Loan or the Executive Loans.

7.

Ratification and Affirmation of Guaranties and Indemnities. By the execution hereof, each Guarantor hereby acknowledges and agrees and consents to the terms of this Agreement and that, except as expressly provided in Section 1 and Section 2 of this Agreement, nothing contained herein shall modify, affect or otherwise diminish the obligations of Guarantor under the Loan Agreement applicable to such Guarantor, and each Guarantor hereby certifies, reaffirms and ratifies its obligations under the Loan Agreement.

8.

Release of Lender Liability. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW FROM TIME TO TIME IN EFFECT, EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (AND AFTER IT HAS CONSULTED WITH ITS OWN COUNSEL) IRREVOCABLY AND UNCONDITIONALLY AGREES THAT NO CLAIM MAY BE MADE BY SUCH LOAN PARTY AGAINST ANY LENDER OR ANY OF SUCH LENDER’S DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, AGENTS OR INSURERS, OR ANY OF ITS OR THEIR SUCCESSORS AND ASSIGNS, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM IS BASED ON CONTRACT OR TORT OR DUTY IMPOSED BY LAW) ARISING OUT OF, OR RELATED TO, THE TRANSACTIONS CONTEMPLATED BY ANY OF THIS AGREEMENT OR THE LOAN AGREEMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH. IN FURTHERANCE OF THE FOREGOING, EACH LOAN PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

9.

Counterparts. This Agreement may be executed in any number of counterparts (which may be electronic, including PDF) and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement.

10.	Governing Law. This Agreement shall be governed in accordance with the terms and provisions of Section 25 and Section 26 of the Loan Agreement.

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IN WITNESS WHEREOF, each Loan Party has caused this Agreement to be duly executed as of the date set forth above.

EVO TRANSPORTATION & ENERGY SERVICES, INC., as Borrower

By:	/s/ Alexandre Zyngier
Name:	Alexandre Zyngier
Title:	Chairman

W.E. GRAHAM, INC., as a Guarantor

By:	/s/ James Faught
Name:	James Faught
Title:	Chief Financial Officer

EVO LOGISTICS, LLC, as a Guarantor

By:	/s/ James Faught
Name:	James Faught
Title:	Chief Financial Officer

TITAN CNG LLC, as a Guarantor

By:	/s/ James Faught
Name:	James Faught
Title:	Chief Financial Officer

THUNDER RIDGE TRANSPORT, INC., as a Guarantor

By:	/s/ James Faught
Name:	James Faught
Title:	Chief Financial Officer

SHEEHY MAIL CONTRACTORS, INC., as a Guarantor

By:	/s/ James Faught
Name:	James Faught
Title:	Chief Financial Officer

URSA MAJOR CORPORATION, as a Guarantor

By:	/s/ James Faught
Name:	James Faught
Title:	Chief Financial Officer

J.B. LEASE CORPORATION, as a Guarantor

By:	/s/ James Faught
Name:	James Faught
Title:	Chief Financial Officer

EVO EQUIPMENT LEASING, LLC, as a Guarantor

By:	/s/ James Faught
Name:	James Faught
Title:	Chief Financial Officer

COURTLANDT AND BROWN ENTERPRISES L.L.C., as a Guarantor

By:	/s/ James Faught
Name:	James Faught
Title:	Chief Financial Officer

FINKLE TRANSPORT, INC., as a Guarantor

By:	/s/ James Faught
Name:	James Faught
Title:	Chief Financial Officer

EVO SERVICES GROUP, LLC, as a Guarantor

By:	/s/ James Faught
Name:	James Faught
Title:	Chief Financial Officer

AGREED TO AND ACCEPTED:

ANTARA CAPITAL MASTER FUND LP (as Lender)

By: Antara Capital Fund GP LLC, its General Partner

By:	/s/ Himanshu Gulati
Name:	Himanshu Gulati
Title:	Chief Investment Officer

CORBIN ERISA OPPORTUNITY FUND LTD (as Lender)

By: Antara Capital LP – in its capacity as Investment Sub-Advisor

By: Antara Capital Fund GP LLC, its General Partner

By:	/s/ Himanshu Gulati
Name:	Himanshu Gulati
Title:	Chief Investment Officer